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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 1995

                        FRONTIER CORPORATION
       (Exact name of registrant as specified in its charter)

         New York              1-4166            16-0613330
   (State or other          (Commission        (IRS Employer
    jurisdiction of          File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (716) 777-1000

Item 5   Other Events
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     Frontier Corporation announced the adoption of competitive accounting rules for its local communications companies, and the discontinuance of prior accounting principle Statement of Financial Accounting Standards 71 (SFAS 71) effective September 30, 1995. Frontier also announced that it currently expects to take an acquisition-related, post-tax charge totaling $75-85 million in the third quarter of 1995 associated with the integration of a number of companies over the last year.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.

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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                   Frontier Corporation
                                   (Registrant)



Dated: October 4, 1995             By:  /s/ Barbara J. LaVerdi
                                        -------------------------
                                        Barbara J. LaVerdi
                                        Assistant Secretary
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                            EXHIBIT INDEX



Exhibit Number      Description
--------------      ---------------

     99             Press Release dated      Filed herewith
                    September 27, 1995
                    regarding discontinuance
                    of SFAS 71; previews
                    one-time acquisition
                    charge